MULTI-STRATEGY GROWTH & INCOME FUND

Supplement dated August 17, 2017

to the Prospectus (“Prospectus”) and

Statement of Additional Information (“SAI”),
each dated July 1, 2017 and supplemented August 4, 2017

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Prospectus

1.       The table that appears under Fund Expenses on page 5 is revised in its entirety to read as follows:

Shareholder Transaction Expenses	Class A	Class L	Class C	Class I
Maximum Sales Load (as a percent of offering price)	5.75%	2.00%	None	None
Maximum Early Withdrawal Charge on Shares Repurchased Less than 365 Days After Purchase (as a percent of original purchase price)	None	None	None	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.35%	1.35%	1.35%	1.35%
Other Expenses
Shareholder Servicing Expenses	0.25%	0.25%	0.25%	None
Distribution Fee [1]	None	0.50%	0.75%	None
Interest Expense	0.08%	0.08%	0.08%	0.08%
Remaining Other Expenses	0.58%	0.58%	0.57%	0.56%
Acquired Fund Fees and Expenses [2]	1.32%	1.32%	1.32%	1.32%
Total Annual Expenses	3.58%	4.08%	4.32%	3.31%
Fee Waiver and Reimbursement [3]	(0.23)%	(0.23)%	(0.22)%	(0.21)%
Total Annual Expenses After Fee Waiver and Reimbursement	3.35%	3.85%	4.10%	3.10%
1.	The Class L shares pay to the Distributor a Distribution Fee that accrues at an annual rate equal to 0.50% of the average daily net assets attributable to Class L shares and is payable on a monthly basis. The Class C shares pay to the Distributor a Distribution Fee that accrues at an annual rate equal to 0.75% of the average daily net assets attributable to Class C shares and is payable on a monthly basis. Class A and Class I shares are not currently subject to a Distribution Fee. See “Plan of Distribution.”
2.	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, but does not include REITs and certain private investment funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements, when issued, include only the direct operating expenses incurred by the Fund.
3.	The Fund’s Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least August 4, 2019, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.95% for Class A Shares, 2.45% for Class L Shares, 2.70% for Class C Shares and 1.70% for Class I shares of each class’s net assets, respectively. Expense waivers and reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the Adviser.

2.	The first paragraph that appears on page 23 under QUARTERLY REPURCHASE OF SHARES revised in its entirety to read as follows:

Once each quarter, the Fund will offer to repurchase at net asset value no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

3.       The following paragraph, which appears on page 24, is deleted from the Prospectus:

Early Withdrawal Charge

Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor, may receive a commission of up to 1.00% of the purchase price of Class C shares. Shareholders who tender for repurchase of such shareholder’s Class C shares in fewer than 365 days of purchase will be subject to an early withdrawal charge of 1.00% of the original purchase price. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder.

4.       The disclosure that appears on page 32 under Class C Shares is revised in its entirety to read as follows:

Class C shares are sold at the prevailing NAV per Class C share and are not subject to any upfront sales charge; however, the following are additional features that should be taken into account when purchasing Class C shares:

•	a minimum initial investment of $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts;
•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class C shares; and
•	a Distribution Fee which will accrue at an annual rate equal to 0.75% of the average daily net assets of the Fund attributable to Class C shares.

Because the Class C shares of the Fund are sold at the prevailing NAV per Class C share without an upfront sales load, the entire amount of your purchase is invested immediately.

SAI

The disclosure that appears on page 6 under Repurchase Offer Policy Summary of Terms is revised in its entirety to read as follows:

1.	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.
2.	The repurchase offers will be made in March, June, September and December of each year.
3.	The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer within 30 days of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the “Repurchase Request Deadline”).
4.	The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. However, the Fund does not currently charge a repurchase fee.

The Fund may rely on Rule 23c-3 only so long as the Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

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You should read this Supplement in conjunction with the Prospectus and SAI, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-601-3841. The Prospectus and Statement of Additional Information may be obtained by visiting the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. You should retain this Supplement for future reference.